UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09261

Foxby Corp.
(Exact name of registrant as specified in charter)

3814 Route 44, Millbrook, NY 12545
(Address of principal executive offices) (Zip code)

Russell Kamerman, Esq.
3814 Route 44
Millbrook, NY 12545
  (Name and address of agent for service)

Registrant’s telephone number, including area code: 1-212-785-0900
Date of fiscal year end: 12/31

Date of reporting period: 1/1/22 - 6/30/22

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. sec. 3507.

Item 1. Report to Stockholders.

Item 1(a):

FOXBY CORP.

SEEKING TOTAL RETURN

June 30, 2022

SEMI-ANNUAL REPORT

Sign up for Fund Updates at FoxbyCorp.com

TO OUR SHAREHOLDERS
June 30, 2022

Dear Fellow Shareholders:

It is a pleasure to welcome each of our new shareholders to Foxby Corp. and to submit this 2022 Semi-Annual Report. The Fund seeks to achieve its investment objective of total return by exercising a flexible strategy in the selection of securities, and is not limited by the issuer’s location, size, or market capitalization. The Fund may invest in equity and fixed income securities of new and seasoned U.S. and foreign issuers, including securities convertible into common stock, debt securities, futures, options, derivatives, and other instruments. The Fund also may employ aggressive and speculative investment techniques, such as selling securities short and borrowing money for investment purposes, a practice known as leveraging, and may invest defensively in short term, liquid, high grade securities and money market instruments. Of course, there can be no assurance that the Fund will achieve its objective.

Economic and Market Report

According to the minutes of its June 2022 meeting, the Federal Open Market Committee (FOMC) of the Federal Reserve Bank was advised that information available at the time suggested that U.S. real gross domestic product (GDP) was rebounding to a moderate rate of increase in the second quarter after having declined in the first quarter. The FOMC staff noted that the labor market remained very tight, with the unemployment rate at 3.6%. The staff reported that consumer price inflation – as measured by the increase in the price index for personal consumption expenditures (PCE) of 6.3% over the 12 months ending in April 2022 and the 12-month change in the consumer price index (CPI) of 8.6% – remained elevated, and available information suggested that inflation was still elevated in May 2022. The FOMC staff also highlighted average hourly earnings rising 5.2% over the 12 months ending in May 2022.

Turning to financial markets, the FOMC minutes recorded that broad domestic equity price indexes declined considerably, on balance, amid elevated market volatility. Despite further increases in borrowing costs, the staff’s view was that financing conditions in domestic credit markets remained generally accommodative and that the credit quality of firms, municipalities, and households remained largely stable, although the outlook for credit quality had begun to deteriorate somewhat.

The FOMC staff projected GDP growth would “rebound in the second quarter and remain solid over the remainder of the year.” Yet, the staff also projected labor market conditions to “remain very tight.” Inasmuch as the staff judged that its “baseline projection for real activity were skewed to the downside and that the risks to the inflation projection were skewed to the upside,” our investing outlook continues to be cautious, and investors might anticipate periods of market volatility and further price weakness.

Investment Strategy and Returns

In view of these economic and market developments, the Fund’s strategy in the first half of 2022 was to seek companies with strong operations showing superior returns on equity and assets, generating free cash flow, and with reasonable valuations. Generally, the Fund purchased and held equity securities of profitable, conservatively valued companies in seeking to achieve its investment objective of total return and sold investments that appeared to have appreciated to levels reflecting full or over-valuation.

In the six months ended June 30, 2022, the Fund’s net investment income, net realized gain on investments, and unrealized depreciation on investments were, respectively, $25,602, $670,567, and $2,882,985, which contributed materially to the Fund’s net asset value return of (18.40)%. Profitable sales in the period were made of, among others, shares of Ameriprise Financial, Inc. in the security and commodity brokers, dealers, exchanges, and services industry. Losses were taken on, among others, Educational Development Corporation in the wholesale trade, nondurable goods industry. The Fund’s holdings of Robert Half International Inc. in the services - help supply services industry contributed to unrealized depreciation during the period. At the same time, the Fund benefited from unrealized appreciation from its investment in Steel Dynamics, Inc. in the primary metal industry.

The Fund’s market return for first half of 2022 was (10.27)%. Generally, the Fund’s total return on a market value basis will be higher than total return on a net asset value basis in periods when there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. For comparison, in the same period, the S&P 500 Index total return was (19.96)%, which is unmanaged and does not reflect fees and expenses, nor is it available for direct investment. At June 30, 2022, the Fund’s portfolio included securities of over 35 different issuers, with the top ten securities amounting to over 55% of net assets. At that time, the Fund’s investments totaled approximately $12 million of net assets of approximately $10 million, and leverage of approximately $2 million. As the Fund pursues its investment objective of total return, these holdings and allocations are subject to change at any time.

1 Semi-Annual Report 2022	FOXBY CORP.

TO OUR SHAREHOLDERS
JUNE 30, 2022

Fund Website

The Fund’s website, www.FoxbyCorp.com, provides investors with investment information, news, and other material about the Fund. The website also has links to U.S. Securities and Exchange Commission (SEC) filings, performance, tax, and daily net asset value reporting. You are invited to use this resource to learn more about the Fund.

Management’s Long Term Focus

We thank you for investing in the Fund and share your enthusiasm for its potential, as evidenced by the fact that affiliates of the Investment Manager own approximately 24% of the Fund’s outstanding shares. We look forward to serving your investment needs over the years ahead.

Sincerely,

Thomas B. Winmill

President and Portfolio Manager

FOXBY CORP.	Semi-Annual Report 2022 2

PORTFOLIO ANALYSIS
June 30, 2022

TOP TEN	JUNE 30, 2022
SECURITY HOLDINGS

1 Alphabet Inc. Class A (11%)

2 UnitedHealth Group Incorporated (9%)

3 AutoZone, Inc. (7%)

4 Essent Group Ltd. (6%)

5 Steel Dynamics, Inc. (5%)

6 Credit Acceptance Corporation (5%)

7 OTC Markets Group Inc. (4%)

8 Grand Canyon Education, Inc. (4%)

9 MarineMax Inc. (4%)

10 Tractor Supply Company (4%)

TOP TEN	JUNE 30, 2022
INDUSTRIES

1 Insurance Carriers (17%)

2 Automotive Dealers and Gasoline Service Stations (17%)

3 Services-Computer Programming, Data Processing (11%)

4 Non-Depository Credit Institutions (9%)

5 Home Furniture, Furnishings, and Equipment Stores (7%)

6 Building Materials, Hardware, Garden Supply, and Mobile Home Dealers (6%)

7 Primary Metal (5%)

8 Metal Mining (5%)

9 Services Allied with the Exchange of Securities, or Commodities (4%)

10 Educational Services (4%)

Top ten security and industry holdings are shown for informational purposes only as an approximate percentage of net assets and are subject to change. Industry classifications are based on Standard Industrial Classification codes. The above portfolio information should not be considered as a recommendation to purchase or sell a particular security and there is no assurance that any securities will remain in or out of the Fund.

3 Semi-Annual Report 2022	FOXBY CORP.

SCHEDULE OF PORTFOLIO INVESTMENTS	June 30, 2022 (Unaudited)
Financial Statements

Shares	Common Stocks (119.64%)	Value

	Automotive Dealers and Gasoline Service Stations (16.54%)
1,360	Asbury Automotive Group, Inc. (a)	$230,302
335	AutoZone, Inc.(a)	719,955
1,100	Lithia Motors, Inc.	302,291
9,700	MarineMax, Inc. (a)	350,364

		1,602,912
	Automotive Repair, Services, and Parking (3.11%)
630	AMERCO	301,285

	Building Materials, Hardware, Garden Supply (6.01%)
850	The Home Depot, Inc.	233,130
1,800	Tractor Supply Company	348,930

		582,060
	Chemical and Allied Products (4.06%)
1,500	Celanese Corporation	176,415
1,520	Moderna, Inc. (a)	217,132

		393,547
	Communications (1.01%)
600	Nexstar Media Group, Inc. (a)	97,728

	Depository Institutions (3.22%)
29,000	Barclays PLC	220,400
2,000	Citigroup Inc.	91,980

		312,380
	Educational Services (3.89%)
4,000	Grand Canyon Education, Inc. (a)	376,760

	Food and Kindred Products (2.79%)
1,500	Medifast, Inc.	270,765

	Home Furniture, Furnishings, and Equipment Stores (7.11%)
2,300	Best Buy Co., Inc	149,937
11,300	Haverty Furniture Companies, Inc.	261,934
2,500	Williams-Sonoma, Inc.	277,375

		689,246

	Insurance Carriers (16.62%)
440	Elevance Health, Inc.	212,335
14,500	Essent Group Ltd.	564,050
1,625	UnitedHealth Group Incorporated	834,649

		1,611,034
	Measuring, Analyzing, and Controlling Instruments; Photographic,
	Medical and Optical Goods; Watches and Clocks (0.83%)
3,500	Vontier Corporation	80,465

	Metal Mining (4.51%)
3,400	BHP Group Limited (a)	191,012
26,400	Fresnillo plc	245,847

		436,859
	Non-Depository Credit Institutions (8.50%)
1,000	Credit Acceptance Corporation (a)	473,410
2,300	Discover Financial Services	217,534
4,600	Enova International, Inc. (a)	132,572

		823,516

See notes to financial statements.

FOXBY CORP.	Semi-Annual Report 2022 4

SCHEDULE OF PORTFOLIO INVESTMENTS	June 30, 2022 (Unaudited)
Financial Statements

Shares	Common Stocks (continued)	Value

	Oil and Gas Extraction (0.27%)
1,228	Woodside Energy Group Ltd.	$26,476

	Petroleum Refining and Related Industries (2.38%)
8,000	Valvoline Inc.	230,640

	Primary Metal (5.39%)
7,900	Steel Dynamics, Inc.	522,585

	Retail Consulting and Investment (0.00%)
72,728	Amerivon Holdings LLC (a) (b)	0

	Security and Commodity Brokers, Dealers, Exchanges, and Services (5.51%)
400	BlackRock, Inc.	243,616
2,560	T. Rowe Price Group, Inc.	290,842

		534,458
	Services-Computer Programming, Data Processing (13.16%)
500	Alphabet Inc. Class A (a)	1,089,630
1,150	Meta Platforms, Inc. (a)	185,437

		1,275,067
	Services-Help Supply Services (6.23%)
4,600	Kforce Inc.	282,164
4,300	Robert Half International Inc.	322,027

		604,191

	Services Allied with the Exchange of Securities or Commodities (4.12%)
7,000	OTC Markets Group Inc.	399,000

	Tobacco Products (2.43%)
10,500	Imperial Brands plc	235,830

	Transportation Equipment (0.95%)
821	LCI Industries	91,853

	Wholesale Trade - Nondurable Goods (1.00%)
22,925	Educational Development Corporation	96,743

Total common stocks (Cost $9,415,856)		11,595,400

	Preferred Stocks (0.43%)
	Retail Consulting and Investment (0.43%)
259,299	Amerivon Holdings LLC (Cost $497,531) (b)	41,488

Total investments (Cost $9,913,387) (120.07%) (c)		11,636,888

Liabilities in excess of cash and other assets (-20.07%)		(1,945,461)

Net assets (100.00%)		$9,691,427

(a)  Non-income producing.

(b)  Illiquid and/or restricted security that has been fair valued.

(c) The Fund’s total investment portfolio value of $11,636,888 has been pledged as collateral for borrowings under the Fund’s credit agreement. The outstanding loan balance under the credit agreement was $1,921,600 as of June 30, 2022.

See notes to financial statements.

5 Semi-Annual Report 2022	FOXBY CORP.

STATEMENT OF ASSETS AND LIABILITIES	(Unaudited)
Financial Statements

June 30, 2022
Assets
Investments at value (cost $9,913,387)	$11,636,888
Cash	5,812
Dividends receivable	9,845
Prepaid expenses and other assets	6,435

Total assets	11,658,980

Liabilities
Credit agreement borrowing	1,921,600
Payables
Accrued expenses	31,097
Investment management fee	9,631
Directors	3,782
Administrative services	1,443

Total liabilities	1,967,553

Net Assets	$9,691,427

Net Asset Value Per Share
(applicable to 521,716 shares outstanding: 500,000,000 shares of $.01 par value authorized)	$18.58

Net Assets Consist of
Paid in capital	$7,250,636
Distributable earnings	2,440,791

$9,691,427

See notes to financial statements.

FOXBY CORP.	Semi-Annual Report 2022 6

STATEMENT OF OPERATIONS	(Unaudited)
Financial Statements

Six Months Ended June 30, 2022
Investment Income
Dividends (net of $1,043 foreign tax expense)	$155,324
Interest	3

Total investment income	155,327

Expenses
Investment management	59,545
Interest and fees on credit agreement	19,177
Bookkeeping and pricing	14,450
Audit	10,860
Administrative services	5,535
Directors	5,058
Shareholder communications	3,982
Custody	3,620
Legal	2,430
Insurance	1,991
Transfer agent	1,629
Registration	1,086
Other	362

Total expenses	129,725

Net investment income	25,602

Realized and Unrealized Gain (Loss)
Net realized gain on investments	670,567
Unrealized depreciation on investments	(2,882,985)

Net realized and unrealized loss	(2,212,418)

Net decrease in net assets resulting from operations	$(2,186,816)

See notes to financial statements.

7 Semi-Annual Report 2022	FOXBY CORP.

STATEMENTS OF CHANGES IN NET ASSETS	(Unaudited)
Financial Statements

	Six Months Ended June 30, 2022	Year Ended December 31, 2021
Operations
Net investment income	$25,602	$12,544
Net realized gain	670,567	1,176,427
Unrealized appreciation (depreciation)	(2,882,985)	2,425,145

Net increase (decrease) in net assets resulting from operations	(2,186,816)	3,614,116

Capital Share Transactions
Cash paid for fractional shares resulting from the reverse stock split	-	(7,035)

Decrease in net assets from capital share transactions	-	(7,035)

Distributions to Shareholders
Distributable earnings	-	(1,048,649)

Total distributions	-	(1,048,649)

Total change in net assets	(2,186,816)	2,558,432

Net Assets
Beginning of period	11,878,243	9,319,811

End of period	$9,691,427	$11,878,243

See notes to financial statements.

FOXBY CORP.	Semi-Annual Report 2022 8

STATEMENT OF CASH FLOWS	(Unaudited)
Financial Statements

Six Months Ended June 30, 2022
Cash Flows from Operating Activities
Net decrease in net assets resulting from operations	$(2,186,816)
Adjustments to reconcile decrease in net assets resulting from operations to net cash provided by (used in) operating activities:
Unrealized depreciation of investments	2,882,985
Net realized gain on sales of investments	(670,567)
Purchase of long term investments	(3,796,657)
Proceeds from sales of long term investments	4,360,129
Decrease in dividends receivable	1,088
Increase in prepaid expenses and other assets	(1,176)
Decrease in accrued expenses	(11,255)
Decrease in investment management fee payable	(2,005)
Increase in administrative services payable	46
Decrease in directors payable	(2,974)

Net cash provided by operating activities	572,798

Cash Flows from Financing Activities
Credit agreement repayment, net	(570,900)

Net cash used in financing activities	(570,900)

Net change in cash	1,898

Cash
Beginning of period	3,914

End of period	$5,812

Supplemental Disclosure of Cash Flow Information:
Cash paid for interest on credit agreement	$15,206

See notes to financial statements.

9 Semi-Annual Report 2022	FOXBY CORP.

NOTES TO FINANCIAL STATEMENTS	June 30, 2022 (Unaudited)
Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES Foxby Corp. (the “Fund”), a Maryland corporation registered under the Investment Company Act of 1940, as amended (the “Company Act”), is a non-diversified, closed end management investment company whose shares are quoted over the counter under the stock symbol FXBY. The Fund’s non-fundamental investment objective is total return which it may seek from growth of capital and from income in any security type and in any industry sector. The Fund retains Midas Management Corporation (the “Investment Manager”) as its investment manager.

As an investment company, the Fund follows the accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946 “Financial Services – Investment Companies.” The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Valuation of Investments – Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Most equity securities for which the primary market is in the United States are usually valued at the official closing price, last sale price or, if no sale has occurred, at the closing bid price. Most equity securities for which the primary market is outside the United States are usually valued using the official closing price or the last sale price in the principal market in which they are traded. If the last sale price on the local exchange is unavailable, the last evaluated quote or closing bid price normally is used. In the event of an unexpected closing of the primary market or exchange, a security may continue to trade on one or more other markets, and the price as reflected on those other trading venues may be more reflective of the security’s value than an earlier price from the primary market or exchange. Accordingly, the Fund may seek to use these additional sources of pricing data or information when prices from the primary market or exchange are unavailable, or are earlier and less representative of current market value. Certain debt securities may be priced through pricing services that may utilize a matrix pricing system which takes into consideration factors such as yields, prices, maturities, call features, and ratings on comparable securities or according to prices quoted by a securities dealer that offers pricing services. Open end investment companies are valued at their net asset value (“NAV”). Foreign securities markets may be open on days when the U.S. markets are closed. For this reason, the value of any foreign securities owned by the Fund could change on a day when shareholders cannot buy or sell shares of the Fund. Although the Fund’s Board of Directors (the “Board”) may choose to determine fair value in good faith for any or all fund investments by carrying out the required functions itself, the Board currently has chosen to designate the performance of fair value determinations to a valuation designee, the Investment Manager, subject to the Board’s oversight with respect to securities for which market quotations are not readily available or reliable and other assets, called “fair value pricing.” Due to the inherent uncertainty of valuation, fair value pricing values may differ from the values that would have been used had a readily available or reliable market quotation for the securities existed. These differences in valuation could be material. A security’s valuation may differ depending on the method used for determining value. The use of fair value pricing may cause the NAV of its shares to differ from the NAV that would be calculated using market prices. A fair value price is an estimate and there is no assurance that such price will be at or close to the price at which a security is next quoted or traded.

Cash – Cash may include deposits allocated among banks insured by the Federal Deposit Insurance Corporation (“FDIC”) in amounts up to the insurance coverage maximum amount of $250,000. Cash may also include uninvested cash balances held by the Fund’s custodian.

Foreign Currency Translation – Securities denominated in foreign currencies are translated into U.S. dollars at prevailing exchange rates. Realized gain or loss on sales of such investments in local currency terms is reported separately from gain or loss attributable to a change in foreign exchange rates for those investments.

Derivatives – The Fund may use derivatives for a variety of reasons, such as to attempt to protect against possible changes in the value of its portfolio holdings or to generate potential gain. Derivatives are financial instruments that derive their values from other securities or commodities, or that are based on indices. Derivative instruments are marked to market with the change in value reflected in unrealized appreciation or depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the contract. Risk may arise as a result of the potential inability of the counter-parties to meet the terms of their contracts. Derivative instruments include written options, purchased options, futures contracts, forward foreign currency exchange contracts, and swap agreements.

FOXBY CORP.	Semi-Annual Report 2022 10

NOTES TO FINANCIAL STATEMENTS	(Unaudited)
Financial Statements

Investments in Other Investment Companies – The Fund may invest in shares of other investment companies such as closed end funds, exchange traded funds, and mutual funds (each, an “Acquired Fund”) in accordance with the Company Act and related rules. Shareholders in the Fund bear the pro rata portion of the fees and expenses of the Acquired Funds in addition to the Fund’s expenses. Expenses incurred by the Fund that are disclosed in the Statement of Operations do not include fees and expenses incurred by the Acquired Funds. The fees and expenses of an Acquired Fund are reflected in such Acquired Fund’s total returns.

Investment Transactions – Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Realized gains or losses are determined by specifically identifying the cost basis of the investment sold.

Investment Income – Dividend income is recorded on the ex-dividend date, or in the case of certain foreign and private company securities, as soon as practicable after the Fund is notified. Interest income is recorded on the accrual basis. Amortization of premium and accretion of discount on corporate bonds and notes are included in interest income. Taxes withheld on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Expenses – Expenses deemed to have been incurred solely by the Fund are normally charged to the Fund in the entirety. Expenses deemed to have been incurred by the Fund and one or more of the other investment companies for which the Investment Manager or its affiliates serve as investment manager, or other related entities, are generally allocated based on the most practicable method deemed equitable at the time the expense is incurred, including, without limitation, on the basis of relative assets under management.

Distributions to Shareholders – Distributions to shareholders are determined in accordance with income tax regulations and are recorded on the ex-dividend date.

Income Taxes – No provision has been made for U.S. income taxes because the Fund’s current intention is to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “IRC”), and to distribute to its shareholders substantially all of its taxable income and net realized gains. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Fund has reviewed its tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on federal, state, and local income tax returns for open tax years (2019-2021) or expected to be taken in the Fund’s 2022 tax returns.

The Fund may be subject to foreign taxation related to certain securities held by the Fund, income received, capital gains on the sale of securities, and currency transactions. Foreign taxes, if any, are recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

2. FEES AND TRANSACTIONS WITH RELATED PARTIES The Fund has retained the Investment Manager pursuant to an investment management agreement. Under the terms of the investment management agreement, the Investment Manager receives a fee payable monthly for investment advisory services at an annual rate of 0.95% of the Fund’s Managed Assets. “Managed Assets” means the average weekly value of the Fund’s total assets minus the sum of the Fund’s liabilities, which liabilities exclude debt relating to leverage, short term debt, and the aggregate liquidation preference of any outstanding preferred stock.

Pursuant to the investment management agreement, the Fund reimburses the Investment Manager for providing at cost certain administrative services comprised of compliance and accounting services. For the six months ended June 30, 2022, the Fund’s reimbursements of such costs were $5,535, of which $3,275 and $2,260 was for compliance and accounting services, respectively. Certain officers and directors of the Fund are officers and directors of the Investment Manager. As of June 30, 2022, affiliates of the Investment Manager owned approximately 24% of the Fund’s outstanding shares.

The Fund compensates each director who is not an employee of the Investment Manager or its affiliates. These directors receive fees for service as a director from the Fund and the other funds of which they are a director and for which the Investment Manager or its affiliates serve as investment manager. In addition, director out-of-pocket expenses are allocated to such funds which the Investment Manager or its affiliates serve as investment manager based on the most practicable method deemed equitable at the time the expense is incurred, including, without limitation, on the basis of relative assets under management. Expenses deemed to have been incurred solely by the Fund are normally charged to the Fund in the entirety.

The Fund leases record storage through an affiliate at an annual cost of approximately $100 to the Fund.

11 Semi-Annual Report 2022	FOXBY CORP.

NOTES TO FINANCIAL STATEMENTS	(Unaudited)
Financial Statements

3. DISTRIBUTIONS TO SHAREHOLDERS AND DISTRIBUTABLE EARNINGS There were no distributions paid by the Fund for the six months ended June 30, 2022 and for the year ended December 31, 2021, the Fund paid a distribution of $1,048,649 comprised of $772,570 and $276,079 of ordinary income and capital gains, respectively.

As of December 31, 2021, the components of distributable earnings on a tax basis were as follows:

Accumulated net realized loss on investments	$(17,675)
Unrealized appreciation	4,645,282

Total	$4,627,607

4. VALUE MEASUREMENTS GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

• Level 1 – unadjusted quoted prices in active markets for identical assets or liabilities including securities actively traded on a securities exchange.

• Level 2 – observable inputs other than quoted prices included in level 1 that are observable for the asset or liability which may include quoted prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

• Level 3 – unobservable inputs for the asset or liability including the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in deter-

mining fair value is greatest for investments categorized in level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs and methodology used for valuing investments are not an indication of the risk associated with investing in those securities.

The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis:

Equity Securities (Common and Preferred Stock) – Most publicly traded equity securities are valued normally at the most recent official closing price, last sale price, evaluated quote, or closing bid price. To the extent these securities are actively traded and valuation adjustments are not applied, they may be categorized in level 1 of the fair value hierarchy. Equities on inactive markets or valued by reference to similar instruments may be categorized in level 2.

Restricted and/or Illiquid Securities – Restricted and/or illiquid securities for which quotations are not readily available or reliable may be valued with fair value pricing as described above. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted or illiquid securities issued by nonpublic entities may be valued by reference to comparable public entities or fundamental data relating to the issuer or both or similar inputs. Depending on the relative significance of valuation inputs, these instruments may be categorized in either level 2 or level 3 of the fair value hierarchy.

Except to the extent of the receipt of payment of in-kind dividends from level 3 preferred stocks as shown herein, there were no transfers into or out of level 3 assets during the period. Unrealized gains (losses) are included in the related amounts on investments in the Statement of Operations.

The following is a summary of the inputs used as of June 30, 2022 in valuing the Fund’s assets. Refer to the Schedule of Portfolio Investments for detailed information on specific investments.

ASSETS	Level 1	Level 2	Level 3	Total

Investments, at value

Common stocks	$ 11,595,400	$ -	$ 0	$ 11,595,400

Preferred stocks	-	-	41,488	41,488

Total investments, at value	$ 11,595,400	$ -	$ 41,488	$ 11,636,888

FOXBY CORP.	Semi-Annual Report 2022 12

NOTES TO FINANCIAL STATEMENTS	(Unaudited)
Financial Statements

The following is a reconciliation of level 3 assets:

Preferred Stocks

Balance at December 31, 2021	$57,487

Change in unrealized depreciation	(15,999)

Balance at June 30, 2022	$41,488

Net change in unrealized depreciation attributable to assets still held as level 3 at June 30, 2022	$(15,999)

The Investment Manager, as the valuation designee subject to the Board’s oversight, considers various valuation techniques and inputs for valuing assets categorized within level 3 of the fair value hierarchy. These include, but are not limited to: the type of the security; the size of the asset; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; prices of and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services;

information obtained from the issuer or analysts; an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market in which the asset is purchased and sold; multiples of earnings, cash flow, enterprise value, and similar measures; and the discount rate for lack of marketability. Significant changes in any of those inputs in isolation may result in a significantly lower or higher fair value measurement. The pricing of all fair value assets is regularly reported to the Board.

The following table presents additional information about valuation techniques and inputs used for assets that are measured at fair value and categorized as level 3 as of June 30, 2022:

	Fair Value	Valuation Technique	Unobservable Input	Range

Common Stocks

Retail - Consulting and Investment	$ 0	Value of liquidation per share	Discount rate due to lack of marketability	80%

Preferred Stocks

Retail - Consulting and Investment	$ 41,488	Value of liquidation preference per share	Discount rate due to lack of marketability	80%

5. INVESTMENT TRANSACTIONS Purchases and proceeds from sales or maturities of investment securities, excluding short term investments, were $3,796,657 and $4,360,129, respectively, for the six months ended June 30, 2022. As of June 30, 2022, for federal income tax purposes, the aggregate cost of securities was $9,913,387 and net unrealized appreciation was $1,723,501, comprised of gross unrealized appreciation of $2,960,755 and gross unrealized depreciation of $1,237,254. The aggregate cost of securities for tax purposes will depend on the Fund’s investment experience during the entirety of its fiscal year and may be subject to changes based on tax regulations.

6. ILLIQUID AND RESTRICTED SECURITIES The Fund owns securities which have a limited trading market and/or certain restrictions on trading and, therefore, may be considered illiquid and/or restrict-

ed. Such securities have been valued using fair value pricing. Due to the inherent uncertainty of valuation, fair value pricing values may differ from the values that would have been used had a readily available and reliable market quotation for the securities existed. These differences in valuation could be material. Illiquid and/ or restricted securities owned as of June 30, 2022 were as follows:

	Acquisition Date	Cost	Value

Amerivon Holdings LLC preferred shares	9/20/07	$497,531	$41,488
common equity units	9/20/07	0	0

Total		$497,531	$41,488

Percent of net assets		5.1%	0.4%

13 Semi-Annual Report 2022	FOXBY CORP.

NOTES TO FINANCIAL STATEMENTS	(Unaudited)
Financial Statements

7. CREDIT AGREEMENT The Fund entered into a revolving credit agreement and other related agreements (collectively, as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”) with The Huntington National Bank (“HNB”), the Fund’s custodian, under which HNB may make loans to the Fund in such amounts as the Fund may from time to time request. The maximum loan amount under the Credit Agreement is the lesser of: (i) $3,000,000 or (ii) 30% of the Fund’s daily market value, which market value may be decreased by the exclusion of certain Fund assets or asset classes, as HNB may decide from time to time in its sole discretion. The Fund pledges its securities and other assets as collateral to secure its obligations under the Credit Agreement and retains the risks and rewards of the ownership of such securities and other assets pledged.

Borrowings under the Credit Agreement bear an interest rate per annum to be applied to the principal balance outstanding, from time to time, equal to the Term Secured Overnight Financing Rate (SOFR) plus 1.28%. Prior to June 15, 2022, the interest rate was equal to the London Interbank Offered Rate plus 1.20%. An unused fee is charged equal to 0.125% per annum of the daily excess of the maximum loan amount over the outstanding principal balance of the loan. The Fund was charged origination fees and expenses of $5,896 upon the annual renewal of the Credit Agreement and such cost is amortized ratably through June 14, 2023, the maturity date of the Credit Agreement.

The outstanding loan balance under the Credit Agreement was $1,921,600 as of June 30, 2022. The weighted average interest rate and average daily amount outstanding under the Credit Agreement for the six months ended June 30, 2022 were 1.88% and $1,627,367, respectively. The maximum amount outstanding during the six months ended June 30, 2022 was $2,547,600.

8. CAPITAL STOCK As of June 30, 2022, there were 521,716 shares of $.01 par value common stock outstanding and 500,000,000 shares authorized. There were no transactions in capital stock during the six months ended June 30, 2022, and during the year ended December 31, 2021, the Fund paid $7,035 in cash for fractional shares resulting from the 1-for-5 reverse stock split completed on May 6, 2021.

9. SHARE REPURCHASE PROGRAM In accordance with Section 23(c) of the Company Act, the Fund may from time to time repurchase its shares in the open market at the discretion of and upon such terms as determined by the Board. The Fund did not repurchase any of its shares during the six months ended June 30, 2022 and year ended December 31, 2021.

10. PORTFOLIO CONCENTRATION The Fund operates as a “non-diversified” investment company under the Company Act, which means that the portion of the Fund’s assets that may be invested in the securities of a single issuer and the amount of the outstanding voting securities of a particular issuer held by the Fund are not limited by the Company Act. The Fund, however, currently intends to continue to conduct its operations so as to qualify as a “regulated investment company” for purposes of the IRC, which currently requires that, at the end of each quarter of the taxable year, with respect to 50% of the Fund’s total assets, the Fund limits to 5% the portion of its total assets invested in the securities of a single issuer. There are no such limitations with respect to the balance of the Fund’s portfolio, although no single investment can exceed 25% of a Fund’s total assets at the time of purchase. A more concentrated portfolio may cause the Fund’s NAV to be more volatile and thus may subject shareholders to more risk.

11. CONTINGENCIES The Fund indemnifies its officers and directors from certain liabilities that might arise from the performance of their duties for the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as it involves future claims that may be made against the Fund under circumstances that have not occurred.

12. RISKS AND UNCERTAINTIES

Market Risks - An investment in the Fund is subject to market risk, including the possible loss of the entire principal amount. An investment in Fund shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably, and these fluctuations are likely to have a greater impact on the value of the shares during periods in which the Fund utilizes leverage.

Leverage Risk - The Fund from time to time may borrow under its Credit Agreement to increase the assets in its investment portfolio over its net assets, a practice called leverage. Leverage borrowing creates an opportunity for increased return but, at the same time, involves special risk considerations. Leverage increases the likelihood of greater volatility of NAV and market price of the Fund’s shares. If the return that the Fund earns on the additional securities purchased fails to cover the interest and fees incurred on the monies borrowed, the NAV of the Fund (and the return of the Fund) would be lower than if borrowing had not

FOXBY CORP.	Semi-Annual Report 2022 14

NOTES TO FINANCIAL STATEMENTS	(Unaudited)
Financial Statements

been incurred. In addition, when the Fund borrows at a variable interest rate, there is a risk that fluctuations in the interest rate may adversely affect the return to the Fund’s shareholders. Interest payments and fees incurred in connection with such borrowings will reduce the amount of net income available for distribution to shareholders. There is no assurance that a borrowing strategy will be successful during any period in which it is employed. Borrowing on a secured basis results in certain additional risks. Should securities that are pledged as collateral to secure its obligations under the Credit Agreement decline in value, the Fund may be required to pledge additional assets in the form of cash or securities to the lender to avoid liquidation of the pledged assets. In the event of a steep drop in the value of pledged securities, it might not be possible to liquidate assets quickly enough and this could result in mandatory liquidation of the pledged assets in a declining market at relatively low prices. Furthermore, the Investment Manager’s ability to sell the pledged securities is limited by the terms of the Credit Agreement, which may reduce the Fund’s investment flexibility over the pledged securities. Because the fee paid to the Investment Manager is calculated on the basis of the average weekly value of the Fund’s total assets minus the sum of the Fund’s liabilities, which liabilities exclude debt relating to leverage, short term debt and the aggregate liquidation preference of any outstanding preferred stock, the dollar amount of the management fee paid by the Fund to the Investment Manager will be higher (and the Investment Manager will benefit to that extent) when leverage is utilized.

Foreign Securities Risk - Investments in the securities of foreign issuers involve special risks which include changes in foreign exchange rates and the possibility of future adverse political, tax, and economic developments which could adversely affect the value of such securities. Moreover, securities of foreign issuers and securities traded in foreign markets may be less liquid and their prices more volatile than those of U.S. issuers and markets. In addition, in certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political, or social instability, or diplomatic developments that could affect U.S. investments in the securities of issuers domiciled in those countries.

For example, the UK formally exited from the EU on January 31, 2020 (known as “Brexit”). Although the UK and EU have made a trade agreement that was entered into force on May 1, 2021, certain post-EU arrangements were outside the scope of the negotiating mandate and remain unresolved and subject to further negotiation and agreement. There is significant market uncertainty regarding Brexit’s ramifications, and the range of possible political, regulatory, economic and market outcomes are difficult to predict. The uncertainty surrounding the UK’s economy, and its legal, political, and economic relationship with the remaining member states of the EU, may continue to be a source of instability and cause considerable disruption in securities markets, including increased volatility and illiquidity, as well as currency fluctuations in the British pound’s exchange rate against the U.S. dollar.

Sector Risk - To the extent the Fund focuses its investments, from time to time, in a particular sector, the Fund will be subject to a greater degree to the risks specific to that sector. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single sector to a greater extent than if the Fund’s investments were diversified across different sectors.

Cybersecurity Risk - With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund or its service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional related costs.

Recent Market Events - Russia’s invasion of Ukraine has heightened global geopolitical tensions, resulting in an elevated risk environment and increased volatility in asset prices. The uncertain course of the conflict, including the impact of sanctions on Russia and the possibility for escalation of military action, may have a significant negative impact on the global economy and asset prices.

Measures of inflation have increased to levels not experienced in forty years. As a result, the Federal Reserve discontinued the characterization of the higher inflation readings as transitory and has taken steps intended to reduce inflation, including raising interest rates. Uncertainty regarding the speed and magnitude of interest rate increases, and the ability of the Federal Reserve to successfully control inflation without causing a recession may negatively impact asset prices and increase market volatility.

The ongoing coronavirus (COVID-19) pandemic presents global health concerns and a continued risk to the global economy. Efforts to limit the spread of the coronavirus (COVID-19) in recent years have included travel restrictions and business shutdowns.

15 Semi-Annual Report 2022	FOXBY CORP.

NOTES TO FINANCIAL STATEMENTS	(Unaudited)
Financial Statements

U.S. and international markets have experienced periods of significant volatility because of the pandemic. Coronavirus (COVID-19) and related public health issues, and the measures taken to limit the spread of the coronavirus (COVID-19), may continue to negatively impact global economic growth and asset prices.

The U.S. will hold a mid-term election later in 2022. The financial markets may experience periods of heightened volatility as investors assess the impact of the election outcome and potential policy changes.

It is possible that these or other geopolitical events could have an adverse effect on the Fund’s performance.

13. OTHER INFORMATION The Fund may at times raise cash for investment by issuing shares through one or more offerings, including rights offerings. Proceeds from any such offerings will be invested in accordance with the investment objective and policies of the Fund.

FOXBY CORP.	Semi-Annual Report 2022 16

FINANCIAL HIGHLIGHTS	(Unaudited)
Financial Statements

Per Share Operating Performance (1) (2)	Six Months Ended June 30, 2022		Year Ended December 31,
		2021	2020	2019	2018	2017
Net asset value, beginning of period	$22.77	$17.85	$16.90	$13.10	$15.65	$13.55
Income from investment operations:
Net investment income (loss)	0.05	0.02	(0.15)	(0.15)	(0.10)	(0.20)
Net realized and unrealized gain (loss) on investments	(4.24)	6.91	1.10	4.00	(2.45)	2.30

Total from investment operations	(4.19)	6.93	0.95	3.85	(2.55)	2.10
Less distributions:
Net investment income	-	-	-	-	-	-
Capital gains	-	(2.01)	-	(0.05)	-	-
Return of capital	-	-	-	- *	-	-

Total distributions	-	(2.01)	-	(0.05)	-	-

Net asset value, end of period	$18.58	$22.77	$17.85	$16.90	$13.10	$15.65

Market value, end of period	$12.75	$14.21	$11.00	$11.15	$ 9.00	$10.45

Total Return (3)
Based on net asset value	(18.40)%	45.61%	5.62%	29.59%	(16.29)%	15.50%
Based on market price	(10.27)%	47.45%	(1.35)%	24.44%	(13.88)%	16.76%
Ratios/Supplemental Data
Net assets at end of period (000s omitted)	$9,691	$11,878	$9,320	$ 8,831	$ 6,845	$ 8,169
Ratios to average net assets of:
Total expenses	2.36%†	2.39%	3.01%	3.14%	2.53%	3.03%
Net expenses (4)	2.36%†	2.39%	3.01%	3.14%	2.52%	3.03%
Net investment income (loss)	0.47%†	0.11%	(0.94)%	(0.88)%	(0.56)%	(1.31)%
Portfolio turnover rate	30%	49%	39%	37%	59%	40%
Leverage analysis, end of period:
Outstanding loan balance (000s omitted)	$ 1,922	$2,493	$ 777	$1,865	$941	$2,000
Asset coverage per $1,000 (5)	$ 6,043	$5,766	$12,988	$5,734	$8,275	$5,084
Average commission rate paid	$0.0124	$0.0113	$0.0145	$0.0170	$0.0232	$0.0182

(1)	The per share amounts were calculated using the average number of shares outstanding during the period.

(2)	On May 6, 2021, the Fund completed a 1-for-5 reverse stock split. Prior year per share amounts have been restated to reflect the impact of the reverse stock split.

(3)

Total return on a market value basis is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan if in effect or, if there is no plan in effect, at the lower of the per share net asset value or the closing market price of the Fund’s shares on the dividend/distribution date. Generally, total return on a net asset value basis will be higher than total return on a market value basis in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total return on a net asset value basis will be lower than total return on a market value basis in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. The calculation does not reflect brokerage commissions, if any.

(4)

The ratio of net expenses excluding loan interest and fees from the use of leverage to average net assets was 2.01% for the six months ended June 30, 2022 and 2.16%, 2.64%, 2.43%, 2.13%, and 2.62%, for the years ended December 31, 2021, 2020, 2019, 2018, and 2017, respectively.

(5)

Represents the value of total assets less liabilities not represented by senior securities representing indebtedness divided by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness. For purposes of this calculation, the Credit Agreement is considered a senior security representing indebtedness.

*	Less than $0.005 per share.

†	Annualized

See notes to financial statements.

17 Semi-Annual Report 2022	FOXBY CORP.

The additional information below and on the following pages is supplemental and not part of the financial statements of the Fund.
BOARD APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT	(Unaudited)
Additional Information

The renewal of the investment management agreement (“IMA”) between Foxby Corp. (“Fund”) and the investment manager, Midas Management Corporation (“Investment Manager”), was unanimously approved by the Fund’s Board of Directors (“Board”), including all of the Fund’s directors who are not “interested persons” of the Fund (“Independent Directors”) as defined under the Company Act at a meeting held on March 9, 2022 (“Meeting”). In considering the annual approval of the IMA, the Board considered a number of factors, including, among other things, information that had been provided at other meetings, as well as information furnished to the Board for the Meeting, both in the written materials as well as information otherwise provided by the Investment Manager during the Meeting. Such information included, among other things: information comparing the management fees and total expense ratio of the Fund with a peer group of broadly comparable funds as provided by Broadridge (“Broadridge”), an independent provider of investment company data, which uses information sourced from both Lipper and Morningstar as well as from company reports, financial reporting services, periodicals, and other sources; information regarding the Fund’s investment performance on an absolute basis and in comparison to, among other things, a relevant peer group of funds (“Peer Group”) and a benchmark index as provided by Broadridge; the economic outlook and the general investment outlook in relevant investment markets; the Investment Manager’s results and financial condition and the overall organization of the Investment Manager; the allocation of brokerage and the benefits received by the Investment Manager as a result of brokerage allocation; the Investment Manager’s trading practices, including soft dollars; the Investment Manager’s management of relationships with the Fund’s custodian, transfer agent, pricing agents, brokers, and other service providers; the resources devoted to the Investment Manager’s compliance efforts undertaken on behalf of the Fund and the record of compliance with the compliance programs of the Fund, the Investment Manager, and its affiliates; the quality, nature, cost, and character of the administrative and other non-investment management services provided by the Investment Manager and its affiliates; the terms of the IMA; the Investment Manager’s gifts and entertainment log; the reasonableness and appropriateness of the fee paid by the Fund for the services described in the IMA and whether it was the product of arm’s length bargaining; the nature, extent, and quality of the investment management services provided by the Investment Manager; the fiduciary duty assumed by the Investment Manager in connection with the services rendered to the Fund and the business reputation of the Investment Manager and its financial resources; the character and amount of other incidental or “fall-out” benefits received by the Investment Manager and its affiliates from its association with the Fund, including soft dollar benefits; the extent to which economies of scale would be realized as the Fund grows; whether fee levels reflect these economies of scale for the benefit of Fund investors; and comparisons of the services rendered and the amounts paid under the IMA with those under other advisory contracts, such as contracts of the same type between other investment advisers and other registered investment companies.

The Board also reviewed in detail and at length the Investment Manager’s responses to the Board’s request for certain information related to, among other things: the Investment Manager’s general business, personnel, and operations; fees, profitability, and financial information; trading information; Fund performance; compliance and legal; and other related matters. The Board expressed its satisfaction with the Investment Manager’s responses to its request for such information. The Board then considered appropriate processes as part of its annual review and approval of the Fund’s IMA under Section 15(c) of the Company Act regarding the Board’s considerations as to whether the Investment Manager has any financial condition that is reasonably likely to impair its ability to meet its contractual commitments to clients.

In considering the nature, extent, and quality of the management services provided by the Investment Manager, the Board considered the Investment Manager’s management capabilities with respect to the types of investments held by the Fund, including information relating to the education, experience, and number of investment professionals and other personnel who provide services under the IMA. The Board also took into account the time and attention devoted by management to the Fund. In this regard, the Board noted that the Investment Manager is responsible for, among other things, overseeing the selection of investments for the Fund, making investment decisions for the Fund, monitoring the investment operations and composition of the Fund, and, in connection therewith, monitoring compliance with the Fund’s investment objective, policies, and restrictions, as well as the Fund’s compliance with applicable law; monitoring brokerage selection, commissions and other trading costs, quality of execution, and other brokerage matters; and implementing the Board’s directives as they relate to the Fund. Further, the Board considered that the Investment Manager’s responsibilities include daily monitoring of investment, operational, enterprise, legal, regulatory, and compliance risks as they relate to the Fund. The Board evaluated the level of skill required to manage the Fund and concluded that the resources available at the Investment Manager are appropriate to effectively fulfill its duties on behalf of the Fund. The Board noted that the Investment Manager has managed the Fund for several years and is, together with its affiliates, a substantial investor in the Fund. The Board indicated its belief that a long term relationship with capable, conscientious personnel is in the best interests of the Fund.

The Board received information concerning the investment philosophy and investment process applied by the Investment Manager in managing the Fund. In this regard, Mr. Thomas Winmill, as the portfolio manager of the Fund and Chairman of the Investment Policy

FOXBY CORP.	Semi-Annual Report 2022 18

BOARD APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT	(Unaudited)
Additional Information

Committee of the Investment Manager, stated that the investment philosophy and/or investment process applied in managing the Fund had not changed since the Board’s prior annual review of the IMA.

The Board also considered the Investment Manager’s in-house research capabilities as well as other resources available to the Investment Manager’s personnel, including research and brokerage services that may be available to the Investment Manager as a result of securities transactions effected for the Fund. The Board concluded that the Investment Manager’s investment process, research capabilities, and philosophy were well suited to the Fund, given the Fund’s investment objective and policies.

In its review of comparative information with respect to the Fund’s investment performance, the Board received information from Broadridge comparing the Fund’s investment performance on an absolute basis and to that of its Peer Group and a benchmark index which were provided by Broadridge. Broadridge also provided supplemental Lipper and Morningstar information and benchmark indices which was discussed. The Board engaged in a lengthy discussion regarding the appropriateness of the Peer Group for the Fund.

After reviewing performance information with respect to the Fund, the Board observed that the Fund’s total return (i) outperformed its benchmark index in the one, two, three, and four year periods, but underperformed in the five and ten year periods, ended December 31, 2021, (ii) outperformed the median total return of its Peer Group in the one, two, three, four, and five year periods, but underperformed in the ten year period, ended December 31, 2021, and (iii) outperformed the average total return of its Peer Group in the one, two, three, four, and five year periods, but underperformed in the ten year period, ended December 31, 2021. The Board then concluded that the Fund’s performance was within a range that it deemed competitive.

The Board noted that performance is only one of the factors that it deems relevant to its consideration of the IMA and that, after considering all relevant factors, it can reach a decision to renew the IMA notwithstanding the Fund’s underperformance over certain periods from time to time.

With respect to its review of the fees payable under the IMA, the Board considered information from Broadridge comparing the Fund’s management fee and expense ratio to those of its Peer Group. The Board observed that the Fund’s management fee based on common and leveraged assets is lower than the median in its Peer Group while its total expense ratio based on common and leveraged assets is higher than the median in its Peer Group, and the Board discussed the contributing factors thereof. The Board concluded that although the Fund’s total expense ratio is within a higher range relative to its Peer Group, the total expense ratio is reasonable in light of the quality of services received and the level of assets managed. The Board also concluded that the management fee is reasonable in light of the quality of services received and the level of assets managed. The Board also evaluated any apparent or anticipated economies of scale in relation to the services the Investment Manager provides to the Fund. The Board considered that the Fund is a closed end fund that does not continuously offer shares and that, without daily inflows and outflows of capital, there are limited opportunities for significant economies of scale to be realized by the Investment Manager in managing the Fund’s assets.

The information provided assisted the Board in concluding that the management fee paid by the Fund is within the range of those paid by comparable funds within the fund industry and is fair and reasonable in light of the quality of services received and the level of assets managed. Further, the Board concluded that the Investment Manager’s management fee bears a reasonable relationship to the services rendered and has been the product of arm’s length bargaining.

The Board also considered information regarding the character and amount of other incidental benefits received by the Investment Manager and its affiliates from its association with the Fund. The Board concluded that potential “fall-out” benefits that the Investment Manager and its affiliates may receive, such as increased ability to obtain research services, appear to be fair and reasonable and may, in some cases, benefit the Fund.

The Board also considered the profitability of the Investment Manager from its association with the Fund, including historical profitability information. In this regard, the Board considered the costs of the services provided, and the profits realized, if any, by the Investment Manager in connection with the operation of the Fund and was satisfied that the profitability was not excessive under the circumstances. In addition, the Board considered the financial stability of the Investment Manager during its deliberations.

The Board did not consider any single factor as controlling in determining whether or not to renew the IMA. In assessing the information provided by the Investment Manager and its affiliates, the Board also noted that it was taking into consideration the benefits to shareholders of investing in a Fund that is part of a fund complex which provides a variety of shareholder services.

Based on its consideration of the foregoing factors and conclusions, and such other factors and conclusions as it deemed relevant, the Board, including all of the Independent Directors, concluded that the approval of the IMA, including the fee structure, is in the best interests of the Fund.

19 Semi-Annual Report 2022	FOXBY CORP.

Rev. 6/2021

PRIVACY POLICY

FACTS	WHAT DOES FOXBY CORP. DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	• Social Security number	• Transaction or loss history	• Retirement assets
	• Account balances	• Account transactions
When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customer’s personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Foxby Corp. chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Foxby Corp. share?	Can you limit this sharing?

For our everyday business purposes - Such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No

For our marketing purposes - To offer our products and services to you	Yes	No

For joint marketing with other nonaffiliated financial companies	No	We don’t share

For our affiliates’ everyday business purposes - Information about your transactions and experiences	No	We don’t share

For our affiliates’ everyday business purposes – Information about your creditworthiness	No	We don’t share

For our affiliates to market to you -	Yes	Yes

For nonaffiliates to market to you -	No	We don’t share

To Limit Sharing

• Call Foxby Corp. at 212-785-0900; or

• Mail the form below

Please note:

If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.

Questions?	Call Foxby Corp. at 1-212-785-0900 or go to www.foxbycorp.com

Mail-in Form

Leave blank or

[If you have a joint account, your choice will apply to everyone on your account unless you mark below.

☐ Apply my choice only to me]

Mail to:

Foxby Corp.

3814 Route 44

Millbrook, NY 12545

Mark if you want to limit: ☐ Do not allow your affiliates to use my personal information to market to me.
Name
Address

City, State, Zip
Account #

FOXBY CORP.	Semi-Annual Report 2022 20

Who we are
Who is providing this notice?	Foxby Corp.

What we do

How does Foxby Corp. protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does Foxby Corp. collect my personal information?

We collect your personal information, for example, when you

• Open an account

• Buy securities from us

• Provide account information

• Give us your contact information

• Tell us where to send the money

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• Sharing for affiliate’s everyday business purposes - information about your creditworthiness

• Affiliates from using your information to market to you

• Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing

What happens when I limit sharing for an account I hold jointly with someone else?	Your choices will apply to everyone on your account - unless you tell us otherwise.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Foxby Corp. shares with our affiliates.

Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

• Foxby Corp. does not share with nonaffiliates so they can market their financial products or services to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Foxby Corp. does not jointly market.

21 Semi-Annual Report 2022	FOXBY CORP.

POLICIES AND UPDATES	(Unaudited)
Additional Information

Investment Strategies

In seeking its objective, the Fund exercises a flexible strategy in the selection of securities, and is not limited by the issuer’s location, size, or market capitalization. The Fund may invest in equity and fixed income securities of new and seasoned U.S. and foreign issuers, including securities convertible into common stock, debt securities, futures, options, derivatives, and other instruments. The Fund also may employ aggressive and speculative investment techniques, such as selling securities short and borrowing money for investment purposes, a practice known as “leveraging,” and may invest defensively in short term, liquid, high grade securities and money market instruments. There is a risk that these transactions sometimes may reduce returns or increase volatility. In addition, derivatives, such as options and futures, can be illiquid and highly sensitive to changes in their underlying security, interest rate or index, and as a result can be highly volatile. A small investment in certain derivatives could have a potentially large impact on the Fund’s performance. The Fund may invest in debt securities rated below investment grade, commonly referred to as junk bonds, as well as investment grade and U.S. Government securities. Generally, investments in securities in the lower rating categories or comparable unrated securities provide higher yields but involve greater price volatility and risk of loss of principal and interest than investments in securities with higher ratings. A potential benefit of its closed end structure, the Fund may invest without limit in illiquid investments such as private placements and private companies.

Policies and Updates

In 2022, the Fund’s Bylaws were amended to clarify that abstentions and broker non-votes will be included for purposes of determining whether a quorum is present at a shareholders’ meeting but will not be treated as votes cast. Abstentions and broker non-votes, therefore, will have no effect on proposals which require a plurality or majority of votes cast for approval, but will have the same effect as a vote “against” on proposals requiring a majority or other specified percentage of outstanding voting securities for approval. The foregoing information is a summary of certain changes since December 31, 2021. This information may not reflect all of the changes that have occurred since you purchased shares of the Fund, is not an exhaustive list of the changes, and is subject to the Charter and Bylaws (“Governing Documents”) of the Fund, which are available on the Fund’s website at www.FoxbyCorp.com.

Certain provisions in the Fund’s Governing Documents could have the effect of, among other things, depriving the owners of shares in the Fund of opportunities to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a proxy fight, tender offer, or similar effort or bringing litigation against the Fund and/or any director, officer, employee or affiliate thereof. The overall effect of these provisions is to, among other things, render more difficult the accomplishment of a merger or the assumption of control by a principal shareholder. The foregoing summary is subject to the Charter and Bylaws (“Governing Documents”) of the Fund, which are on file with the SEC and available on the Fund’s website www.FoxbyCorp.com.

Section 23 Notice

Pursuant to Section 23 of the Company Act, notice is hereby given that the Fund may in the future purchase its own shares in the open market. These purchases may be made from time to time, at such times, and in such amounts, as may be deemed advantageous to the Fund, although nothing herein shall be considered a commitment to purchase such shares.

Please Note

There is no assurance that the Fund’s investment objective will be attained. Past performance is no guarantee of future results. You should consider the investment objective, risks, and charges and expenses of the Fund carefully before investing. The Fund’s investment policies, management fees, and other matters of interest to prospective investors may be found in its filings with the SEC, including its annual and semi-annual reports. To obtain a copy of the reports, please call us toll-free at 855-411-6432 or download them at www.FoxbyCorp.com/literature/. Please read the reports carefully before investing.

Shares of closed end funds frequently trade at a discount from their NAV. This characteristic is a risk separate and distinct from the risk that the Fund’s NAV has decreased in the past, and may decrease in the future, as a result of its investment activities and other events. Neither the Investment Manager nor the Fund can predict whether shares of the Fund will trade at, below, or above NAV. The risk of holding shares of the Fund that might trade at a discount is more pronounced for investors expecting to sell their shares in a relatively short period of time after acquiring them because, for those investors, realization of a gain or loss on their investments is likely to be more dependent upon the existence of a premium or discount than upon portfolio performance. The shares of the Fund are designed primarily for long term investors and should

FOXBY CORP.	Semi-Annual Report 2022 22

POLICIES AND UPDATES	(Unaudited)
Additional Information

not be considered a vehicle for trading purposes. The NAV of the Fund’s shares typically will fluctuate with price changes of the Fund’s portfolio securities, and these fluctuations are likely to be greater in the case of a fund which uses leverage, as the Fund may from time to time. In the event that shares of the Fund trade at a premium to NAV, there is no assurance that any such premium will be sustained for any period of time and will not decrease, or that the shares of the Fund will not trade at a discount to NAV thereafter. The market price for the Fund is based on supply and demand which fluctuates daily based on many factors, such as economic conditions and global events, investor sentiment, and security-specific factors.

This report, including the financial statements herein, is provided for informational purposes only. This is not a prospectus, circular, or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report. This report shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or an exemption therefrom. The internet address for the Fund is included several times in this report as a textual reference only. The information on the website is not incorporated by reference into this report.

The Fund does not make available copies of its Statement of Additional Information because the Fund’s shares are not continuously offered, which means that the Fund’s Statement of Additional Information has not been updated since completion of the Fund’s most recent offering and the information contained in the Fund’s Statement of Additional Information may have become outdated.

Investment products, including shares of the Fund, are not federally or FDIC insured, are not deposits or obligations of, or guaranteed by, any financial institution and involve investment risk, including possible loss of principal and fluctuation in value. Consult with your tax advisor or attorney regarding specific tax issues.

Cautionary Note Regarding Forward Looking Statements

Certain information presented in this report may contain “forward looking statements” within the meaning of the federal securities laws, including the Private Securities Litigation Reform Act of 1995. Forward looking statements include, but are not limited to, statements concerning the Fund’s plans, objectives, goals, strategies, distributions and their amounts and timing, distribution declarations, future events, future performance, prospects of its portfolio holdings, or intentions, and other information that is not historical information. Generally, forward looking statements can be identified by terminology such as “believes,” “expects,” “estimates,” “may,” “will,” “should,” “anticipates,” “projects,” “plans,” or “intends,” or the negative of such terms or other comparable terminology, or by discussions of strategy. All forward looking statements by the Fund involve known and unknown risks, uncertainties, and other factors, many of which are beyond the control of the Fund, which may cause the Fund’s actual results to be materially different from those expressed or implied by such statements. These risks include, but are not limited to, equity securities risk, corporate bonds risk, credit risk, interest rate risk, leverage and borrowing risk, additional risks of certain securities in which the Fund invests, market discount from NAV, distribution policy risk, management risk, risks related to the negative impacts from the continued spread of COVID- 19 on the economy and the broader financial markets, and other risks discussed in the Fund’s filings with the SEC. All such subsequent forward looking statements, whether written or oral, by the Fund or on its behalf, are also expressly qualified by these cautionary statements. Investors should carefully consider the risks, uncertainties, and other factors, together with all of the other information included in the Fund’s filings with the SEC, and similar information. The Fund may also make additional forward looking statements from time to time. All forward looking statements apply only as of the date made. The Fund undertakes no obligation to publicly update or revise forward looking statements, whether as a result of new information, future events, or otherwise. Thus you should not place undue reliance on forward looking statements.

23 Semi-Annual Report 2022	FOXBY CORP.

GENERAL INFORMATION	(Unaudited)
Additional Information

Stock Data at June 30, 2022
Market Price per Share	$12.75
Net Asset Value per Share	$18.58
Market Price Discount to Net Asset Value	31.4%
Stock Symbol	FXBY
Net Asset Value Symbol	XFXBX
CUSIP Number	351645205

Proxy Voting

The Fund’s Proxy Voting Guidelines, which describe the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities, as well as its proxy voting record for the most recent 12 months ended June 30, are available without charge, upon request, by calling the Fund collect at 1-212-785-0900, on the SEC’s website at www.sec.gov, and on the Fund’s website at www.Foxby-Corp.com.

Quarterly Schedule of Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. and a link thereto can be found on the Fund’s website at www.FoxbyCorp.com.

Investment Manager

Midas Management Corporation

3814 Route 44

Millbrook, NY 12545

1-212-785-0900

Stock Transfer Agent and Registrar

Securities Transfer Corporation

2901 N Dallas Parkway, Suite 380

Plano, TX 75093

www.stctransfer.com

1-469-633-0101

FoxbyCorp.com

Visit us on the web at www.FoxbyCorp.com. The site provides information about the Fund including press releases and shareholder reports. For further information, please email us at info@FoxbyCorp.com.

Foxby Corp. is part of a fund complex which includes Midas Fund, Midas Magic, and Dividend and Income Fund.

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares. NOT FDIC INSURED MAY LOSE VALUE NOT BANK GUARANTEED

FOXBY CORP.	Semi-Annual Report 2022 24

Printed on recycled paper

Item 1(b):

Not applicable.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Investments.

(a)	Included herein under Item 1.

(b)	Note applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable for semi-annual reports.

(b)	Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors made or implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407), or this Item.

Item 11. Controls and Procedures.

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 13. Exhibits.

(a)(1)
Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2). Attached hereto as Exhibit 99.CERT.

(a)(3)
Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(a)(4)	Change in the registrant’s independent public accountant. Not applicable.

(b)	Certifications pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Attached hereto as Exhibit 99.906 CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Foxby Corp.

August 18, 2022	By: /s/ Thomas B. Winmill
Thomas B. Winmill, President

Foxby Corp.

August 18, 2022	By: /s/ Thomas O’Malley
Thomas O’Malley, Chief Financial Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Foxby Corp.

August 18, 2022	By: /s/ Thomas B. Winmill
Thomas B. Winmill, President

Foxby Corp.

August 18, 2022	By: /s/ Thomas O’Malley
Thomas O’Malley, Chief Financial Officer